Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FIRST-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., April 23, 2020 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the first quarter ended March 31, 2020.
For the quarter ended March 31, 2020, net income was $90 million, or $.79 per share, on revenues of $1.507 billion. Net income for the prior year’s first quarter was $110 million, or $.93 per share, on revenues of $1.469 billion.
M. Keith Waddell, president and CEO of Robert Half, said, “While our financial results through the first half of March were strong and above plan, the second half of March began to reflect the COVID-19 impact on our business, particularly our staffing operations. Our Robert Half Technology and Robert Half Management Resources divisions turned in solid results in the first quarter, notwithstanding this.”
Commenting on the company’s Protiviti subsidiary, Waddell said, “Protiviti had another very strong quarter, posting double-digit, year-on-year revenue gains for the eighth consecutive quarter. Protiviti saw broad strength across its diversified service offerings, including internal audit, technology consulting and regulatory compliance consulting, as well as services provided jointly with staffing.
“Return on invested capital for the company was 32 percent in the first quarter,” Waddell said.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EDT on June 2. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 9287368. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services; on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2020	2019
	(Unaudited)

Service revenues	$1,506,691	$1,468,530
Costs of services	895,974	860,942

Gross margin	610,717	607,588

Selling, general and administrative expenses	479,573	461,359
Amortization of intangible assets	338	342
Interest income, net	(957)	(1,496)

Income before income taxes	131,763	147,383
Provision for income taxes	41,848	37,585

Net income	$89,915	$109,798

Diluted net income per share	$.79	$.93

Shares:
Basic	113,187	117,068
Diluted	113,858	117,966

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended March 31,
	2020		2019
	(Unaudited)
SERVICE REVENUES:
Accountemps	$480,441	31.9%	$483,473	32.9%
OfficeTeam	239,036	15.9%	252,035	17.2%
Robert Half Technology	183,423	12.2%	171,928	11.7%
Robert Half Management Resources	189,220	12.5%	177,191	12.1%
Robert Half Finance & Accounting	120,489	8.0%	131,562	8.9%
Protiviti	294,082	19.5%	252,341	17.2%
Total	$1,506,691	100.0%	$1,468,530	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$412,996	37.8%	$412,465	38.0%
Permanent placement staffing	120,280	99.8%	131,308	99.8%
Risk consulting and internal audit services	77,441	26.3%	63,815	25.3%
Total	$610,717	40.5%	$607,588	41.4%

OPERATING INCOME:
Temporary and consultant staffing	$93,764	8.6%	$106,018	9.8%
Permanent placement staffing	10,911	9.1%	21,557	16.4%
Risk consulting and internal audit services	26,469	9.0%	18,654	7.4%
Total	$131,144	8.7%	$146,229	10.0%

SELECTED CASH FLOW INFORMATION:
Depreciation	$15,913		$15,652
Capital expenditures	$14,276		$12,670
Open market repurchases of common stock (shares)	983		781

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	March 31,
	2020	2019
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$249,914	$269,645
Accounts receivable, less allowances	$853,529	$826,366
Total assets	$2,274,852	$2,204,607
Total current liabilities	$913,354	$900,730
Notes payable, less current portion	$181	$404
Total stockholders’ equity	$1,129,925	$1,077,029

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as-adjusted basis for global, U.S., and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2018	2019				2020	2018	2019				2020
	Q4	Q1	Q2	Q3	Q4	Q1	Q4	Q1	Q2	Q3	Q4	Q1
Global
Accountemps	8.4	2.5	1.3	2.1	0.6	-0.6	8.7	5.6	2.8	1.6	1.1	-1.3
OfficeTeam	4.0	-3.5	-2.7	0.3	-3.8	-5.2	4.1	-0.4	-1.2	-0.1	-3.2	-5.9
RH Technology	11.4	7.4	4.6	4.9	6.4	6.7	11.4	10.7	6.4	4.8	7.2	5.7
RH Management Resources	4.1	2.1	4.6	9.2	6.1	6.8	9.1	14.3	12.0	12.9	9.4	6.3
Temporary and consultant staffing	7.1	1.7	1.4	3.2	1.3	0.7	8.0	6.2	3.7	3.4	2.2	0.0
Permanent placement staffing	12.8	8.4	4.3	3.8	0.4	-8.4	13.5	12.3	6.2	3.4	0.9	-9.0
Total staffing	7.6	2.4	1.7	3.3	1.2	-0.3	8.5	6.9	4.0	3.4	2.1	-1.0
Protiviti	22.8	21.5	16.6	18.3	15.7	16.5	19.2	17.3	13.8	14.6	14.1	15.5
Total	10.1	5.2	4.1	5.9	3.8	2.6	10.3	8.5	5.6	5.4	4.3	1.9

United States
Temporary and consultant staffing	7.4	3.4	3.5	5.7	3.0	2.0	6.3	5.1	3.8	4.5	3.2	0.5
Permanent placement staffing	16.4	10.0	6.6	6.5	3.0	-4.9	15.3	11.8	6.9	5.3	3.2	-6.3
Total staffing	8.1	4.0	3.8	5.8	3.0	1.3	7.1	5.7	4.1	4.5	3.2	-0.2
Protiviti	17.6	14.9	14.7	17.5	17.3	21.3	16.4	16.8	15.1	16.2	17.5	19.5
Total	9.7	5.7	5.6	7.9	5.6	4.7	8.7	7.4	6.0	6.6	5.7	3.2

International
Temporary and consultant staffing	6.1	-3.7	-5.9	-5.0	-4.8	-3.8	14.1	10.2	3.1	-0.2	-1.0	-1.9
Permanent placement staffing	5.6	4.9	-0.6	-2.1	-5.3	-15.9	10.4	12.8	4.4	-0.6	-4.1	-14.6
Total staffing	6.0	-2.5	-5.1	-4.6	-4.8	-5.6	13.6	10.5	3.3	-0.3	-1.5	-3.7
Protiviti	45.1	48.8	23.2	21.2	10.4	1.3	29.5	18.9	9.4	9.3	3.3	2.4
Total	11.2	3.7	-1.0	-0.7	-2.2	-4.4	16.0	11.9	4.4	1.4	-0.6	-2.7
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Accountemps
As Reported	8.4	2.5	1.3	2.1	0.6	-0.6
Billing Days Impact	-0.7	1.4	0.3	-1.3	0.0	-1.5
Currency Impact	1.0	1.7	1.2	0.8	0.5	0.8
As Adjusted	8.7	5.6	2.8	1.6	1.1	-1.3
OfficeTeam
As Reported	4.0	-3.5	-2.7	0.3	-3.8	-5.2
Billing Days Impact	-0.7	1.3	0.2	-1.4	0.0	-1.3
Currency Impact	0.8	1.8	1.3	1.0	0.6	0.6
As Adjusted	4.1	-0.4	-1.2	-0.1	-3.2	-5.9
Robert Half Technology
As Reported	11.4	7.4	4.6	4.9	6.4	6.7
Billing Days Impact	-0.9	1.4	0.3	-1.4	0.1	-1.5
Currency Impact	0.7	1.2	0.9	0.6	0.3	0.5
Intercompany Adjustments	0.2	0.7	0.6	0.7	0.4	—
As Adjusted	11.4	10.7	6.4	4.8	7.2	5.7
Robert Half Management Resources
As Reported	4.1	2.1	4.6	9.2	6.1	6.8
Billing Days Impact	-0.8	1.5	0.2	-1.5	0.0	-1.5
Currency Impact	1.4	2.8	2.0	1.3	0.8	1.0
Intercompany Adjustments	4.4	7.9	5.2	3.9	2.5	—
As Adjusted	9.1	14.3	12.0	12.9	9.4	6.3
Temporary and consultant staffing
As Reported	7.1	1.7	1.4	3.2	1.3	0.7
Billing Days Impact	-0.8	1.4	0.2	-1.3	0.0	-1.4
Currency Impact	1.0	1.8	1.3	0.9	0.5	0.7
Intercompany Adjustments	0.7	1.3	0.8	0.6	0.4	—
As Adjusted	8.0	6.2	3.7	3.4	2.2	0.0
Permanent placement staffing
As Reported	12.8	8.4	4.3	3.8	0.4	-8.4
Billing Days Impact	-0.7	1.4	0.2	-1.4	0.0	-1.4
Currency Impact	1.4	2.5	1.7	1.0	0.5	0.8
As Adjusted	13.5	12.3	6.2	3.4	0.9	-9.0
Total staffing
As Reported	7.6	2.4	1.7	3.3	1.2	-0.3
Billing Days Impact	-0.7	1.4	0.3	-1.4	0.0	-1.4
Currency Impact	1.0	1.9	1.3	0.9	0.5	0.7
Intercompany Adjustments	0.6	1.2	0.7	0.6	0.4	—
As Adjusted	8.5	6.9	4.0	3.4	2.1	-1.0
Protiviti
As Reported	22.8	21.5	16.6	18.3	15.7	16.5
Billing Days Impact	-0.8	1.5	0.3	-1.4	0.1	-1.6
Currency Impact	0.9	1.7	1.2	0.8	0.3	0.6
Intercompany Adjustments	-3.7	-7.4	-4.3	-3.1	-2.0	—
As Adjusted	19.2	17.3	13.8	14.6	14.1	15.5
Total
As Reported	10.1	5.2	4.1	5.9	3.8	2.6
Billing Days Impact	-0.8	1.4	0.2	-1.4	0.0	-1.4
Currency Impact	1.0	1.9	1.3	0.9	0.5	0.7
As Adjusted	10.3	8.5	5.6	5.4	4.3	1.9

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Temporary and consultant staffing
As Reported	7.4	3.4	3.5	5.7	3.0	2.0
Billing Days Impact	-1.1	1.7	0.3	-1.2	0.2	-1.5
Currency Impact	—	—	—	—	—	—
As Adjusted	6.3	5.1	3.8	4.5	3.2	0.5

Permanent placement staffing
As Reported	16.4	10.0	6.6	6.5	3.0	-4.9
Billing Days Impact	-1.1	1.8	0.3	-1.2	0.2	-1.4
Currency Impact	—	—	—	—	—	—
As Adjusted	15.3	11.8	6.9	5.3	3.2	-6.3

Total staffing
As Reported	8.1	4.0	3.8	5.8	3.0	1.3
Billing Days Impact	-1.0	1.7	0.3	-1.3	0.2	-1.5
Currency Impact	—	—	—	—	—	—
As Adjusted	7.1	5.7	4.1	4.5	3.2	-0.2

Protiviti
As Reported	17.6	14.9	14.7	17.5	17.3	21.3
Billing Days Impact	-1.2	1.9	0.4	-1.3	0.2	-1.8
Currency Impact	—	—	—	—	—	—
As Adjusted	16.4	16.8	15.1	16.2	17.5	19.5

Total
As Reported	9.7	5.7	5.6	7.9	5.6	4.7
Billing Days Impact	-1.0	1.7	0.4	-1.3	0.1	-1.5
Currency Impact	—	—	—	—	—	—
As Adjusted	8.7	7.4	6.0	6.6	5.7	3.2

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Temporary and consultant staffing
As Reported	6.1	-3.7	-5.9	-5.0	-4.8	-3.8
Billing Days Impact	0.4	0.4	-0.2	-1.6	-0.4	-1.4
Currency Impact	4.4	8.1	5.7	3.8	2.4	3.3
Intercompany Adjustments	3.2	5.4	3.5	2.6	1.8	—
As Adjusted	14.1	10.2	3.1	-0.2	-1.0	-1.9

Permanent placement staffing
As Reported	5.6	4.9	-0.6	-2.1	-5.3	-15.9
Billing Days Impact	0.5	0.3	-0.2	-1.5	-0.4	-1.1
Currency Impact	4.3	7.6	5.2	3.0	1.6	2.4
As Adjusted	10.4	12.8	4.4	-0.6	-4.1	-14.6

Total staffing
As Reported	6.0	-2.5	-5.1	-4.6	-4.8	-5.6
Billing Days Impact	0.5	0.3	-0.2	-1.6	-0.6	-1.3
Currency Impact	4.4	8.0	5.6	3.7	2.3	3.2
Intercompany Adjustments	2.7	4.7	3.0	2.2	1.6	—
As Adjusted	13.6	10.5	3.3	-0.3	-1.5	-3.7

Protiviti
As Reported	45.1	48.8	23.2	21.2	10.4	1.3
Billing Days Impact	0.6	0.3	-0.1	-1.8	-0.6	-1.4
Currency Impact	4.2	7.1	5.0	3.5	1.4	2.5
Intercompany Adjustments	-20.4	-37.3	-18.7	-13.6	-7.9	—
As Adjusted	29.5	18.9	9.4	9.3	3.3	2.4

Total
As Reported	11.2	3.7	-1.0	-0.7	-2.2	-4.4
Billing Days Impact	0.4	0.4	-0.1	-1.6	-0.5	-1.3
Currency Impact	4.4	7.8	5.5	3.7	2.1	3.0
As Adjusted	16.0	11.9	4.4	1.4	-0.6	-2.7